Other Long-Term Liabilities - Schedule of Other Long-Term Liabilities (Details) - CAD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Schedule of Other Long-Term Liabilities [Abstract]
Deferred revenue	[1]	$ 157,525	$ 185,400
Accrued benefit liabilities (Note 32)		65,160	70,474
Lease liabilities	[2]	37,384	31,337
Decommissioning liabilities	[3]	1,967	1,795
Uncertain tax positions		175	175
Other long-term liabilities		$ 262,211	$ 289,181

[1]	Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”) represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.
[2]	The expected undiscounted contractual cash flows of the lease liabilities as at December 31, 2025 were as follows:
[3]	The current and long-term decommissioning liabilities on property and equipment were $2.9 million (December 31, 2024 — $2.7 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the year ended December 31, 2025, $0.1 million of interest expense was recorded on decommissioning liabilities (December 31, 2024 — $0.1 million). During the year ended December 31, 2025 and 2024 there were no decommissioning liabilities derecognized. It is expected that the decommissioning liabilities will mature between 2026 and 2062.